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                           ALLEGIANT BANCORP, INC.
                        EXECUTIVE RETENTION AGREEMENT


         This Executive Retention Agreement (this "Agreement") has been entered into as of the 1ST day of MAY, 2000, by and between Allegiant
                       ---        ---    --
Bancorp, Inc., a Missouri corporation (the "Company"), and THOMAS A. DAIBER,
                                                           ----------------
an individual ("Executive").

                                  RECITALS

         The Board of Directors of the Company (the "Board"), has determined that it is in the best interests of the Company and its stockholders to reinforce and encourage the continued attention and dedication of the Executive to the Company as a member of the Company's management and to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change in Control (as defined below) with respect to the Company. The Board desires to provide for the continued employment of the Executive, and the Executive is willing to commit to serve the Company. Additionally, the Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change in Control, to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change in Control, and to provide the Executive with compensation and benefits arrangements upon a termination of employment after a Change in Control which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

                          IT IS AGREED AS FOLLOWS:

SECTION 1:         DEFINITIONS AND CONSTRUCTION.

          1.1 DEFINITIONS. For purposes of this Agreement, the following words and phrases, whether or not capitalized, shall have the meanings specified below, unless the context plainly requires a different meaning.

                   1.1(a) "ANNUAL BASE SALARY" shall mean the rate of base salary (excluding benefits, bonuses, incentive compensation or other forms of compensation or benefits) at which Executive is being paid as of a particular date.

                   1.1(b) "BOARD" means the Board of Directors of the Company.

                   1.1(c)     "CHANGE IN CONTROL" means:

                                 (i) The acquisition by any individual, entity
                              or group, or (within the meaning of Section
                              13(d)(3) or 14(d)(2), the Exchange Act), a
                              Person


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                              of ownership of 30% or more of either
                              (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); or

                                 (ii) Individuals who, as of the date hereof,
                              constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of the definition of "Incumbent Board," any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule l4a-11 of Regulation l4A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                                 (iii)Approval by the stockholders of the
                              Company (and subsequent consummation) of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (a) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting

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                              from such reorganization, merger or consolidation
                              or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (c) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                                 (iv) Approval by the stockholders of the
                              Company (and consummation) of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

                   1.1(d) "CHANGE IN CONTROL DATE" shall mean the date of the Change in Control; provided, however, that the Change in Control Date shall mean the date immediately prior to the date the Executive's employment with the Company was terminated by the Company if (i) Executive's employment with the Company was terminated by the Company prior to

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                              the occurrence of a Change in Control, and (ii)
                              Executive's employment (either in fact or as reasonably demonstrated by Executive) was terminated either at the request of a third party who has taken steps reasonably calculated to effect a Change in Control, or otherwise occurred in connection with or anticipation of a Change in Control.

                   1.1(e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                   1.1(f) "COMPANY" means Allegiant Bancorp, Inc., a Missouri corporation.

                   1.1(g)     "EFFECTIVE DATE" shall mean May 1, 2000.

                   1.1(h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                   1.1(i) "PERSON" means any "person" within the meaning of Sections 13(d) and 14(d) of the Exchange Act.

                   1.1(j) "TERM" means the period that begins on the Effective Date and ends on the earlier of:
                              (i) May 1, 2001, or (ii) the date Executive's employment terminates.

          1.2 GENDER AND NUMBER. When appropriate, pronouns in this Agreement used in the masculine gender include the feminine gender, words in the singular include the plural, and words in the plural include the singular.

          1.3 HEADINGS. All headings in this Agreement are included solely for ease of reference and do not bear on the interpretation of the text. Accordingly, as used in this Agreement, the terms "Article" and "Section" mean the text that accompanies the specified Article or Section of the Agreement.

          1.4 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, without reference to its conflict of law principles.


SECTION 2:      EMPLOYMENT; EMPLOYMENT TERMINATION.

          2.1 EMPLOYMENT BEFORE A CHANGE IN CONTROL. Executive is employed by the Company on an at will basis for no definite term. Either the Company or Executive may terminate Executive's employment at any time with or without cause by giving notice to the other party. Upon termination of Executive's employment with the Company prior to a Change in Control, whether employment is terminated by the Company, by Executive, or otherwise, this Agreement shall terminate and neither party shall have any rights or obligations hereunder except to the extent provided for under Section 3 or otherwise under this Agreement; provided, however, that Executive shall have all rights under this Agreement as if a Change in Control occurred on the date


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immediately before the date Executive's employment with the Company was terminated by the Company if (i) Executive's employment with the Company was terminated by the Company prior to the occurrence of a Change in Control, and (ii) Executive's employment (either in fact or as reasonably demonstrated by Executive) was terminated either at the request of a third party who has taken steps reasonably calculated to effect a Change in Control, or otherwise occurred in connection with or anticipation of a Change in Control.

          2.2 TERMINATION OF EMPLOYMENT AFTER A CHANGE IN CONTROL. After a Change in Control, the following provisions shall apply.

                   2.21 DEATH. The Executive's employment shall terminate automatically upon the Executive's death.

                   2.22 DISABILITY. If the Company determines in good faith that the Disability of the Executive has occurred (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 6.1 of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the thirtieth (30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean that the Executive has been unable to perform the services required of the Executive hereunder on a full-time basis (with reasonable accommodation) for a period of one hundred eighty (180) consecutive business days by reason of a physical and/or mental condition. "Disability" shall be deemed to exist when certified by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably). The Executive will submit to such medical or psychiatric examinations and tests as such physician deems necessary to make any such Disability determination.

                   2.23 TERMINATION FOR CAUSE. The Company may terminate the Executive's employment after a Change in Control for "Cause," which shall mean termination based upon: (i) the Executive's willful and continued failure to substantially perform Executive's duties with the Company (other than as a result of incapacity due to physical or mental condition), after a demand for substantial performance is delivered to Executive by the Company, which specifically identifies the manner in which the Executive has not substantially performed Executive's duties, (ii) the Executive's commission of an act in connection with Executive's employment constituting a criminal offense involving moral turpitude, dishonesty, or breach of trust, (iii) Executive has engaged in any conduct which would preclude Executive from employment with the Company or any of its subsidiary banks or corporations, or the Executive is disqualified or precluded from being employed by or providing any services to the Company or any of its subsidiary banks or corporations by reason of any federal or state banking law or regulation or any order or written request of any regulatory agency which has jurisdiction over Company or any of its subsidiaries, or (iv) the Executive's material breach of any provision of this Agreement. For purposes of this Section, no act, or failure to act on the Executive's part shall be considered "willful" unless done, or omitted to be done, without good faith and without reasonable belief that the act or omission was in

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the best interest of the Company. Notwithstanding the foregoing, the
Executive shall not be deemed to have been terminated for Cause unless and until (i) Executive receives a Notice of Termination (as defined in Section 2.26) from the Company, (ii) Executive is given the opportunity, with counsel, to be heard before the Board, and (iii) the Board finds, in its good faith opinion, the Executive was guilty of the conduct set forth in the Notice of Termination.

                   2.24 GOOD REASON. After a Change In Control, the Executive may terminate Executive's employment with the Company for "Good Reason," which shall mean termination based upon:

                         (i) Any action by the Company which results in a
                   material diminution in the duties or responsibilities held by Executive as of the Change in Control Date, excluding for this purpose any action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive and any actions which are a necessary incident of a merger or consolidation (e.g., the elimination or consolidation of a position) provided the Executive is assigned duties and responsibilities of an executive nature in lieu thereof;

                         (ii) The Company's reduction in the Annual Base
                   Salary at which the Executive was paid as of the Change in Control Date;

                         (iii)(a) the failure by the Company to continue
                   in effect any benefit or compensation plan, stock ownership plan, life insurance plan, health and accident plan or disability plan to which the Executive was entitled as of the Change in Control Date, (b) the taking of any action by the Company which would adversely affect the Executive's participation in, or materially reduce the Executive's benefits under, any such plan or benefit, or deprive the Executive of any material fringe benefit enjoyed by the Executive as of the Change in Control Date, or (c) the failure by the Company to provide the Executive with the number of paid vacation days which the Executive was entitled to receive on an annual basis as of the Change in Control Date.

                         (iv) the Company's requiring the Executive to be
                   regularly based at any office or location outside the greater metropolitan St. Louis area;

                         (v) a material breach by the Company of any provision
                   of this Agreement;

                         (vi) any purported termination by the Company of the
                   Executive's employment otherwise than as expressly permitted by this Agreement;

                         (vii) within a period ending at the close of
                   business on the date three (3) years after the Change in Control Date, if the Company has failed to comply with and satisfy Section 5.2 on or after the Change in Control Date; or

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                         (viii) within a period ending at the close of
                   business on the date eighteen (18) months after the Change in Control Date, the Executive, in the Executive's sole and absolute discretion, determines that Executive no longer wishes to be employed by the Company and notifies the Company in writing that the Executive is terminating Executive's employment with the Company as of a date not less than twenty (20) days, and not more than sixty (60) days (unless the Company otherwise agrees to a later termination date), after the date the notice is given.

For purposes of this Section any good faith determination of "Good Reason" made by the Executive shall be conclusive.

                   2.25 TERMINATION WITHOUT CAUSE AFTER A CHANGE IN CONTROL. After a Change in Control, the Company shall continue to have the right to terminate Executive's employment without Cause (in which case the provisions of Section 3.2 apply) and for any or no reason, and nothing in this Agreement shall be construed as limiting the Company's right to terminate Executive's employment at any time without cause and for any or no reason.

                   2.26 NOTICE OF TERMINATION. Any termination by the Company for Cause or Disability, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party, given in accordance with Section 6.1. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice, except as otherwise provided for in Section 2.24(viii)). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                   2.27 DATE OF TERMINATION. "Date of Termination" means
(i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the Date of Termination shall be the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be, or (iii) if the Executive's employment is terminated by the Company other than for Cause, death, or Disability, the Date of Termination shall be the date of receipt of the Notice of Termination; provided that if within thirty
(30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected);
(iv) if the Executive's employment is terminated by

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the Executive prior to a Change in Control, the Date of Termination shall be the date of receipt of the Notice of Termination.

SECTION 3:      CERTAIN BENEFITS UPON TERMINATION.

          3.1      TERMINATION OF EMPLOYMENT PRIOR TO A CHANGE IN CONTROL.

          If, prior to a Change in Control: (i) the Company shall terminate the Executive's employment, or (ii) the Executive shall terminate employment with the Company, then:

                   3.1(a) "Accrued Obligations": The Company shall pay to the Executive the sum of (1) the Executive's Annual Base Salary through the Date of Termination to the extent not previously paid, (2) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and (3) any accrued vacation pay; in each case to the extent not previously paid.

                   3.1(b) "Other Benefits": To the extent not previously paid or provided, the Company shall timely pay or provide to the Executive and/or the Executive's family any other amounts or benefits required to be paid or provided for which the Executive and/or the Executive's family is eligible to receive pursuant to this Agreement and under any plan, program, policy or practice or contract or agreement of the Company as those provided generally to other peer executives and their families during the ninety (90) day period immediately preceding the Effective Date or, if more favorable to the Executive, as those provided generally after the Effective Date to other peer executives of the Company and their families.

                   3.1(c) "Severance Amount": Company may, at its option, waive the provisions of Section 4.1 hereof and it is agreed that said waiver will not be unreasonably withheld, in which event, Executive shall not be entitled to any amount in addition to that described in 3.1(a) and 3.1(b). If Employer elects not to waive the provisions of Section 4.1, within thirty (30) days after the Date of Termination and subject to satisfaction of the provisions of
                              Section 3.9 and subject to the provisions of
                              Section 3.5, Company shall begin paying to Executive twelve (12) monthly installments which together equal the Employee's Annual Base Salary. Payments shall be made in accordance with the payroll practice of Company but no less frequently than once a month; as such amount may be reduced pursuant to the provisions of Section 3.5. Executive's right to receive and retain the Severance Amount under this Section 3.1(c) is conditioned on Executive's compliance with
                              Section 4.1.

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          3.2      BENEFITS UPON TERMINATION OF EMPLOYMENT AFTER A CHANGE
IN CONTROL WITHOUT CAUSE OR FOR GOOD REASON. If a Change in Control occurs while Executive is employed by the Company, and within three (3) years after a Change in Control: (i) the Company shall terminate the Executive's employment without Cause, or (ii) the Executive shall terminate employment with the Company for Good Reason, then upon satisfaction of the conditions set forth in Section 3.9 below (with respect to the payments specified in Section 3.2 (b)) the Executive shall be entitled to the benefits provided below:

                   3.2(a) "Accrued Obligations": Within thirty (30) days after the Date of Termination, the Company shall pay to the Executive the sum of (1) the Executive's Annual Base Salary through the Date of Termination to the extent not previously paid, (2) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and (3) any accrued vacation pay; in each case to the extent not previously paid.

                   3.2(b)     "Severance Amount": Within thirty (30)
                              days after the Date of Termination and
                              satisfaction of the provisions of Section
                              3.9, and subject to the provisions of Section 3.5, Company shall pay to Employee a lump sum cash amount or monthly installments, as Employee chooses, equal to the product of
                              2.0 times the Employee's Average Annual
                              Compensation. For purposes of this
                              subparagraph, Average Annual Compensation shall mean either: (i) the average total annual compensation (salary and incentive) payable during the preceding two years; or
                              (ii) in the event that the Employee shall have been employed by the Company less than two years, the annualized average total compensation (salary and incentive) payable during the period in which Employee has been employed by the Company. If Employee chooses to receive this payment in a lump sum, this amount shall be paid within 30 days after the effective date of involuntary termination or Diminution of Status. If Employee chooses to receive this payment in a series of equal monthly installments over a one and one-half year period, payments shall be made in accordance with the payroll practice of Company but no less frequently than once a month; as such amount may be reduced pursuant to the provisions of Section 3.5.

                   3.2(c) "Stock Options": To the extent not otherwise provided for under the terms of the Company's stock option plan or the Executive's stock option agreements (if any), all such stock options shall become fully exercisable as of the Date of Termination and, except for "incentive stock options" within the meaning of Code Section 422 granted prior to the date hereof, shall remain fully exercisable for six months following the Date of Termination.

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                   3.2(d)     "Other Benefits": To the extent not
                              previously paid or provided, the Company shall timely pay or provide to the Executive and/or the Executive's family any other amounts or benefits required to be paid or provided for which the Executive and/or the Executive's family is eligible to receive pursuant to this Agreement and under any plan, program, policy or practice or contract or agreement of the Company as those provided generally to other peer executives and their families during the ninety (90) day period immediately preceding the Effective Date or, if more favorable to the Executive, as those provided generally after the Effective Date to other peer executives of the Company and their families; to the extent permissible under the terms of the applicable plan and applicable law.

          3.3 DEATH; DISABILITY. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period (either prior or subsequent to a Change in Control), this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for (i) payment of Accrued Obligations (as defined in Section 3.2(a)) (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination); (ii) the timely payment of any monthly installments remaining unpaid under Section 3.2(b) and (iii) the timely payment or provision of Other Benefits (as defined in Section 3.1(b)), including death benefits pursuant to the terms of any plan, policy, or arrangement of the Company.

          If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period (either prior or subsequent to a Change in Control), this Agreement shall terminate without further obligations to the Executive, other than for (i) payment of Accrued Obligations (as defined in Section 3.2(a)) (which shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination) and (ii) the timely payment or provision of Other Benefits (as defined in Section 3.1(d)) including disability benefits pursuant to the terms of any plan, policy or arrangement of the Company.

          3.4 TERMINATION FOR CAUSE; OTHER THAN GOOD REASON. If the Executive's employment shall be terminated for Cause during the Employment Period (either prior to or subsequent to a Change in Control), this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Executive's Accrued Compensation (as defined in this Section). If the Executive terminates employment with the Company during the Employment Period, (excluding a termination for Good Reason), this Agreement shall terminate without further obligations to the Executive, other than for the payment of Accrued Compensation (as defined in this Section) and the timely payment or provision of Other Benefits (as defined in Section 3.1(d)). In such case, all Accrued Compensation shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination.

          For the purpose of this Section, the term "Accrued Compensation" means the sum of (i) the Executive's Annual Base Salary through the Date of Termination to the extent not previously paid, (ii) any compensation previously deferred by the Executive (together with any accrued interest

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or earnings thereon), and (iii) any accrued vacation pay in each case to the extent not previously paid.

          3.5 "EXCESS PARACHUTE PAYMENT": Anything in this Agreement to the contrary notwithstanding, in the event that an independent accountant shall determine that any payment or distribution by the Company to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would be nondeductible by the Company for Federal income tax purposes because of Code Section 280G or would constitute an "excess parachute payment" (as defined in Code Section 280G), then the aggregate present value of amounts payable or distributable to or for the benefit of Executive pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. For purposes of this paragraph, the "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G or without causing any portion of the Payment to be subject to the excise tax imposed by Code Section 4999.

          If the independent accountant determines that any Payment would be nondeductible by the Company because of Code Section 280G or that any portion of the Payment will be subject to the excise tax imposed by Code
Section 4999, the Company shall promptly give Executive notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount. The Executive may then elect, in Executive's sole discretion, which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Agreement Payments equals the Reduced Amount), and shall advise the Company in writing of Executive's election within ten (10) days of Executive's receipt of such notice. If no such election is made by Executive within such ten-day period, the Company may elect which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Agreement Payments equals the Reduced Amount) and shall notify the Executive promptly of such election. For purposes of this paragraph, present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the independent accountant under this Section shall be binding upon the Company and the Executive and shall be made within sixty (60) days of a termination of employment of the Executive. As promptly as practicable following such determination and the elections hereunder, the Company shall pay to or distribute to or for the benefit of the Executive such amounts as are then due to the Executive under this Agreement and shall promptly pay to or distribute for the benefit of the Executive in the future such amounts as become due to the Executive under this Agreement.

          As a result of the uncertainty in the application of Code
Sections 280G and 4999 at the time of the initial determination by the independent accountant hereunder, it is possible that Agreement Payments will be made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which have not been made by the Company should have been made ("Underpayment"), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the independent accountant, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Executive which the independent accountant believes has a high probability of success, determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Executive which the Executive shall repay to the Company together with interest at the applicable Federal rate provided for in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Executive to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Code Section 4999 or if the period of limitations for assessment of tax under Code Section 4999 against the Executive shall have expired. In the event that the independent accountant, based upon controlling precedent, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive together with interest at the applicable Federal rate provided for in Code Section 7872(f)(2)(A).

          3.6 NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's entitlement to accrued benefits under any plan, program, policy or practice provided by the Company and for which the Executive may qualify. Amounts which are vested benefits of which the Executive is otherwise entitled to receive under any plan, policy, practice or program of, or any contract or agreement with, the Company at or subsequent to the Date of Termination, shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

          3.7 FULL SETTLEMENT. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment.

          3.8 RESOLUTION OF DISPUTES. If after a Change in Control there shall be any dispute between the Company and the Executive (i) in the event of any termination of the Executive's employment by the Company, whether such termination was for Cause, or (ii) in the event of any termination of employment by the Executive, whether Good Reason existed, then, unless and until there is a final, nonappealable judgment by a court of competent jurisdiction declaring that such termination was for Cause or that the determination by the Executive of the existence of Good Reason was not made in good faith, the Company shall pay all amounts, and provide all benefits, to the Executive and/or the Executive's family or other beneficiaries, as the case may be, that the Company would be required to pay or provide pursuant to this Agreement as though such termination were by the Company without Cause or by the Executive with Good Reason; provided, however, that the Company shall not be required to pay any disputed amounts pursuant to this Section except upon receipt of an undertaking by or on behalf of the Executive to repay all such amounts to which the Executive is ultimately adjudged by such court not to be entitled.

          3.9      CONDITIONS TO PAYMENTS. To be eligible to receive
(and continue to receive) and retain the payments and benefits described in Section 3.2 (b), Executive must execute and deliver to the Company an agreement, in form and substance satisfactory to the Company, effectively releasing and giving up all claims Executive may have against the Company or any of its subsidiaries or affiliates (and each of their respective employees, officers, plans or agents) arising out of any facts or conduct occurring prior to that date. The agreement will be prepared by the Company and provided to Executive at the time Executive's employment is terminated or as soon as administratively practicable thereafter. The agreement will require Executive to consult with Company representatives, and voluntarily appear as a witness for trial or deposition (and to prepare for any such testimony) in connection with, any claim which may be asserted by or against the Company, or any business matter concerning the Company or any of its transactions or operations.

SECTION 4: NON-COMPETITION. The provisions of this Section 4 and any related provisions survive termination of this Agreement and/or Executive's employment with the Company.

          4.1      NON-COMPETE AGREEMENT.

                   4.1(a) It is agreed that during the period beginning on the date the Executive's employment with the Company terminates and ending one (1) year thereafter, the Executive shall not, without prior written approval of the Board and it is agreed that said waiver will not be unreasonable withheld, become an officer, employee, agent, partner, or director of any business enterprise in substantial direct competition (as defined in Section 4.1(b)) with the Company; provided that, if the Executive is terminated by the Company without Cause or if the Executive terminates Executive's employment for Good Reason, then Executive will not be subject to the restrictions of this Section.

                   4.1(b) For purposes of Section 4.1, a business enterprise with which the Executive becomes associated as an officer, employee, agent, partner, or director shall be considered in substantial direct competition, if such entity competes with the Company in any business in which the Company or any of its direct or indirect subsidiaries is engaged and is within the Company's market area (as defined herein) as of the date the Executive's Company employment terminates. The Company's market area is defined for this purpose, as the greater metropolitan St. Louis area, including without limitation the City of St. Louis and the Counties of St. Louis, St. Charles, and Jefferson, in Missouri and the Counties of Madison and St. Clair in Illinois.

                   4.1(c) The above constraint shall not prevent the Executive from making passive investments, not to exceed five percent (5%), in any enterprise.

          4.2 CONFIDENTIAL INFORMATION. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies or direct or indirect subsidiaries, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company, or as may otherwise be required by law or legal process, use, or communicate or divulge, any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

SECTION 5:      SUCCESSORS.

          5.1 SUCCESSORS OF EXECUTIVE. This Agreement is personal to the Executive and, without the prior written consent of the Company, the rights (but not the obligations) shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          5.2 SUCCESSORS OF COMPANY. This Agreement is freely assignable by the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to terminate the Agreement at Executive's option on or after the Change in Control Date for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

SECTION 6:      MISCELLANEOUS.

          6.1 NOTICE. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses as set forth below; provided that all notices to the Company shall be directed to the attention of the Chairman of the Board, or to such other address as one party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                        Notice to Executive:
                        -------------------

                        Thomas A. Daiber
                        4 Almont Acres
                        St. Louis, MO 63124

                        Notice to Company:
                        -----------------

                        Allegiant Bancorp, Inc.
                        2122 Kratky Road
                        St. Louis, MO 63114
                        Attn: Chairman of the Board

          6.2 VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          6.3 WITHHOLDING. The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation. If any lawsuit is filed to declare this Agreement invalid in whole or in part, or to enforce any party's rights or obligations under this Agreement, then the party to this Agreement who prevails in such litigation with respect to any such issue (other than by reason of a settlement) shall be entitled to recover from the other party to this Agreement all court costs, litigation expenses and reasonable attorney's fees incurred by that prevailing party in defending against and/or prosecuting that issue (as the case may be).

          6.4 WAIVER. The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 2.24, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

          6.5 ENTIRE AGREEMENT; NO AMENDMENT. This Agreement contains the entire agreement between the parties respecting the subject matter hereof and supersedes all prior oral or written communications and agreements between the parties relating to employment or payments in the event employment terminates. Neither this Agreement, nor any of its terms, may be changed, added to, amended, waived or varied except in a writing signed by Executive and the Company.

          6.6      TERMINATION. This Agreement terminates on January
1, 200__ or the date Executive's employment with the Company terminates, whichever first occurs. Termination does not affect accrued rights or obligations (including but not limited to payment obligations under Section 3), or (if applicable) the provisions of Section 4 or any related provisions.

          IN WITNESS WHEREOF, the Executive and, the Company, pursuant to the authorization from its Board, have caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


Date:  5/1/00
     ---------                                 ---------------------------------
                                               Thomas A. Daiber

                                               ALLEGIANT BANCORP, INC.



                                               By
                                                 -------------------------------
                                               Name: Shaun R. Hayes
                                                    ----------------------------
Date:  5/1/00                                  Title: President and CEO
     ---------                                       ---------------------------

                           ALLEGIANT BANCORP, INC.
                        EXECUTIVE RETENTION AGREEMENT


         This Executive Retention Agreement (this "Agreement") has been entered into as of the 1ST day of MAY, 2000, by and between Allegiant
                       ---        ---    --
Bancorp, Inc., a Missouri corporation (the "Company"), and PAUL F. GLARNER,
                                                           ---------------
an individual ("Executive").

                                  RECITALS

         The Board of Directors of the Company (the "Board"), has determined that it is in the best interests of the Company and its stockholders to reinforce and encourage the continued attention and dedication of the Executive to the Company as a member of the Company's management and to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change in Control (as defined below) with respect to the Company. The Board desires to provide for the continued employment of the Executive, and the Executive is willing to commit to serve the Company. Additionally, the Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change in Control, to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change in Control, and to provide the Executive with compensation and benefits arrangements upon a termination of employment after a Change in Control which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

                          IT IS AGREED AS FOLLOWS:

SECTION 1:     DEFINITIONS AND CONSTRUCTION.

          1.1 DEFINITIONS. For purposes of this Agreement, the following words and phrases, whether or not capitalized, shall have the meanings specified below, unless the context plainly requires a different meaning.

               1.1(a) "ANNUAL BASE SALARY" shall mean the rate of base salary (excluding benefits, bonuses, incentive compensation or other forms of compensation or benefits) at which Executive is being paid as of a particular date.

               1.1(b) "BOARD" means the Board of Directors of the Company.

               1.1(c)     "CHANGE IN CONTROL" means:

                               (i) The acquisition by any individual, entity
                          or group, or (within the meaning of Section 13(d)(3) or 14(d)(2), the Exchange Act), a Person of ownership of 30% or more of either (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); or

                               (ii) Individuals who, as of the date hereof,
                          constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of the definition of "Incumbent Board," any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule l4a-11 of Regulation l4A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                               (iii) Approval by the stockholders of the
                          Company (and subsequent consummation) of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (a) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting

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

                          from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (c) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                               (iv) Approval by the stockholders of the
                          Company (and consummation) of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

               1.1(d) "CHANGE IN CONTROL DATE" shall mean the date of the Change in Control; provided, however, that the Change in Control Date shall mean the date immediately prior to the date the Executive's employment with the Company was terminated by the Company if (i) Executive's employment with the Company was terminated by the Company prior to the occurrence of a Change in Control, and (ii) Executive's employment (either in fact or as reasonably demonstrated by Executive) was terminated either at the request of a third party who has taken steps reasonably calculated to effect a Change in Control, or otherwise occurred in connection with or anticipation of a Change in Control.

               1.1(e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

               1.1(f) "COMPANY" means Allegiant Bancorp, Inc., a Missouri corporation.

               1.1(g)     "EFFECTIVE DATE" shall mean May 1, 2000.

               1.1(h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               1.1(i) "PERSON" means any "person" within the meaning of Sections 13(d) and 14(d) of the Exchange Act.

               1.1(j) "TERM" means the period that begins on the Effective Date and ends on the earlier of: (i) May 1, 2001, or (ii) the date Executive's employment terminates.

          1.2 GENDER AND NUMBER. When appropriate, pronouns in this Agreement used in the masculine gender include the feminine gender, words in the singular include the plural, and words in the plural include the singular.

          1.3 HEADINGS. All headings in this Agreement are included solely for ease of reference and do not bear on the interpretation of the text. Accordingly, as used in this Agreement, the terms "Article" and "Section" mean the text that accompanies the specified Article or Section of the Agreement.

          1.4 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, without reference to its conflict of law principles.


SECTION 2:     EMPLOYMENT; EMPLOYMENT TERMINATION.

          2.1 EMPLOYMENT BEFORE A CHANGE IN CONTROL. Executive is employed by the Company on an at will basis for no definite term. Either the Company or Executive may terminate Executive's employment at any time with or without cause by giving notice to the other party. Upon termination of Executive's employment with the Company prior to a Change in Control, whether employment is terminated by the Company, by Executive, or otherwise, this Agreement shall terminate and neither party shall have any rights or obligations hereunder except to the extent provided for under Section 3 or otherwise under this Agreement; provided, however, that Executive shall have all rights under this Agreement as if a Change in Control occurred on the date immediately before the date Executive's employment with the Company was terminated by the Company if (i) Executive's employment with the Company was terminated by the Company prior to the occurrence of a Change in Control, and (ii) Executive's employment (either in fact or as reasonably demonstrated by Executive) was terminated either at the request of a third party who has taken steps reasonably calculated to effect a Change in Control, or otherwise occurred in connection with or anticipation of a Change in Control.

          2.2 TERMINATION OF EMPLOYMENT AFTER A CHANGE IN CONTROL. After a Change in Control, the following provisions shall apply.

          2.21 DEATH. The Executive's employment shall terminate automatically upon the Executive's death.

          2.22 DISABILITY. If the Company determines in good faith that the Disability of the Executive has occurred (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 6.1 of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the thirtieth (30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean that the Executive has been unable to perform the services required of the Executive hereunder on a full-time basis (with reasonable accommodation) for a period of one hundred eighty (180) consecutive business days by reason of a physical and/or mental condition. "Disability" shall be deemed to exist when certified by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably). The Executive will submit to such medical or psychiatric examinations and tests as such physician deems necessary to make any such Disability determination.

          2.23 TERMINATION FOR CAUSE. The Company may terminate the Executive's employment after a Change in Control for "Cause," which shall mean termination based upon: (i) the Executive's willful and continued failure to substantially perform Executive's duties with the Company (other than as a result of incapacity due to physical or mental condition), after a demand for substantial performance is delivered to Executive by the Company, which specifically identifies the manner in which the Executive has not substantially performed Executive's duties, (ii) the Executive's commission of an act in connection with Executive's employment constituting a criminal offense involving moral turpitude, dishonesty, or breach of trust, (iii) Executive has engaged in any conduct which would preclude Executive from employment with the Company or any of its subsidiary banks or corporations, or the Executive is disqualified or precluded from being employed by or providing any services to the Company or any of its subsidiary banks or corporations by reason of any federal or state banking law or regulation or any order or written request of any regulatory agency which has jurisdiction over Company or any of its subsidiaries, or (iv) the Executive's material breach of any provision of this Agreement. For purposes of this Section, no act, or failure to act on the Executive's part shall be considered "willful" unless done, or omitted to be done, without good faith and without reasonable belief that the act or omission was in

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

the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until (i) Executive receives a Notice of Termination (as defined in Section 2.26) from the Company, (ii) Executive is given the opportunity, with counsel, to be heard before the Board, and (iii) the Board finds, in its good faith opinion, the Executive was guilty of the conduct set forth in the Notice of Termination.

          2.24 GOOD REASON. After a Change In Control, the Executive may terminate Executive's employment with the Company for "Good Reason," which shall mean termination based upon:

                               (i) Any action by the Company which results in a
                          material diminution in the duties or responsibilities held by Executive as of the Change in Control Date, excluding for this purpose any action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive and any actions which are a necessary incident of a merger or consolidation
                          (e.g., the elimination or consolidation of a position) provided the Executive is assigned duties and responsibilities of an executive nature in lieu thereof;

                               (ii) The Company's reduction in the Annual Base
                          Salary at which the Executive was paid as of the Change in Control Date;

                               (iii) (a) the failure by the Company to continue
                          in effect any benefit or compensation plan, stock ownership plan, life insurance plan, health and accident plan or disability plan to which the Executive was entitled as of the Change in Control Date, (b) the taking of any action by the Company which would adversely affect the Executive's participation in, or materially reduce the Executive's benefits under, any such plan or benefit, or deprive the Executive of any material fringe benefit enjoyed by the Executive as of the Change in Control Date, or (c) the failure by the Company to provide the Executive with the number of paid vacation days which the Executive was entitled to receive on an annual basis as of the Change in Control Date.

                               (iv) the Company's requiring the Executive to be
                          regularly based at any office or location outside the greater metropolitan St. Louis area;

                               (v) a material breach by the Company of any
                          provision of this Agreement;

                               (vi) any purported termination by the Company
                          of the Executive's employment otherwise than as expressly permitted by this Agreement;

                               (vii) within a period ending at the close of
                          business on the date three (3) years after the Change in Control Date, if the Company has failed to comply with and satisfy Section 5.2 on or after the Change in Control Date; or

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

                               (viii) within a period ending at the close
                          of business on the date eighteen (18) months after the Change in Control Date, the Executive, in the Executive's sole and absolute discretion, determines that Executive no longer wishes to be employed by the Company and notifies the Company in writing that the Executive is terminating Executive's employment with the Company as of a date not less than twenty (20) days, and not more than sixty (60) days (unless the Company otherwise agrees to a later termination date), after the date the notice is given.

For purposes of this Section any good faith determination of "Good Reason" made by the Executive shall be conclusive.

          2.25 TERMINATION WITHOUT CAUSE AFTER A CHANGE IN CONTROL.
After a Change in Control, the Company shall continue to have the right to terminate Executive's employment without Cause (in which case the provisions of Section 3.2 apply) and for any or no reason, and nothing in this Agreement shall be construed as limiting the Company's right to terminate Executive's employment at any time without cause and for any or no reason.

          2.26 NOTICE OF TERMINATION. Any termination by the Company for Cause or Disability, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party, given in accordance with Section 6.1. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice, except as otherwise provided for in Section 2.24(viii)). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

          2.27 DATE OF TERMINATION. "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the Date of Termination shall be the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be, or
(iii) if the Executive's employment is terminated by the Company other than for Cause, death, or Disability, the Date of Termination shall be the date of receipt of the Notice of Termination; provided that if within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected); (iv) if the Executive's employment is terminated by

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

the Executive prior to a Change in Control, the Date of Termination shall be the date of receipt of the Notice of Termination.

SECTION 3:     CERTAIN BENEFITS UPON TERMINATION.

          3.1  TERMINATION OF EMPLOYMENT PRIOR TO A CHANGE IN CONTROL.

          If, prior to a Change in Control: (i) the Company shall terminate the Executive's employment, or (ii) the Executive shall terminate employment with the Company, then:

               3.1(a) "Accrued Obligations": The Company shall pay to the Executive the sum of (1) the Executive's Annual Base Salary through the Date of Termination to the extent not previously paid, (2) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and (3) any accrued vacation pay; in each case to the extent not previously paid.

               3.1(b) "Other Benefits": To the extent not previously paid or provided, the Company shall timely pay or provide to the Executive and/or the Executive's family any other amounts or benefits required to be paid or provided for which the Executive and/or the Executive's family is eligible to receive pursuant to this Agreement and under any plan, program, policy or practice or contract or agreement of the Company as those provided generally to other peer executives and their families during the ninety (90) day period immediately preceding the Effective Date or, if more favorable to the Executive, as those provided generally after the Effective Date to other peer executives of the Company and their families.

               3.1(c) "Severance Amount": Company may, at its option, waive the provisions of Section 4.1 hereof and it is agreed that said waiver will not be unreasonably withheld, in which event, Executive shall not be entitled to any amount in addition to that described in 3.1(a) and 3.1(b). If Employer elects not to waive the provisions of Section 4.1, within thirty (30) days after the Date of Termination and subject to satisfaction of the provisions of Section 3.9 and subject to the provisions of Section 3.5, Company shall begin paying to Executive twelve (12) monthly installments which together equal the Employee's Annual Base Salary. Payments shall be made in accordance with the payroll practice of Company but no less frequently than once a month; as such amount may be reduced pursuant to the provisions of Section 3.5. Executive's right to receive and retain the Severance Amount under this Section 3.1(c) is conditioned on Executive's compliance with Section 4.1

          3.2 BENEFITS UPON TERMINATION OF EMPLOYMENT AFTER A CHANGE IN CONTROL WITHOUT CAUSE OR FOR GOOD REASON. If a Change in Control occurs while Executive is employed by the Company, and within three (3) years after a Change in Control: (i) the Company shall terminate the Executive's employment without Cause, or (ii) the Executive shall terminate employment with the Company for Good Reason, then upon satisfaction of the conditions set forth in Section 3.9 below (with respect to the payments specified in Section 3.2 (b)) the Executive shall be entitled to the benefits provided below:

               3.2(a) "Accrued Obligations": Within thirty (30) days after the Date of Termination, the Company shall pay to the Executive the sum of (1) the Executive's Annual Base Salary through the Date of Termination to the extent not previously paid, (2) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and (3) any accrued vacation pay; in each case to the extent not previously paid.

               3.2(b) "Severance Amount": Within thirty (30) days after the Date of Termination and satisfaction of the provisions of Section 3.9, and subject to the provisions of Section 3.5, Company shall pay to Employee a lump sum cash amount or monthly installments, as Employee chooses, equal to the product of 2.0 times the Employee's Average Annual Compensation. For purposes of this subparagraph, Average Annual Compensation shall mean either: (i) the average total annual compensation (salary and incentive) payable during the preceding two years; or (ii) in the event that the Employee shall have been employed by the Company less than two years, the annualized average total compensation (salary and incentive) payable during the period in which Employee has been employed by the Company. If Employee chooses to receive this payment in a lump sum, this amount shall be paid within 30 days after the effective date of involuntary termination or Diminution of Status. If Employee chooses to receive this payment in a series of equal monthly installments over a one and one-half year period, payments shall be made in accordance with the payroll practice of Company but no less frequently than once a month; as such amount may be reduced pursuant to the provisions of Section 3.5.

               3.2(c) "Stock Options": To the extent not otherwise provided for under the terms of the Company's stock option plan or the Executive's stock option agreements (if any), all such stock options shall become fully exercisable as of the Date of Termination and, except for "incentive stock options" within the meaning of Code Section 422 granted prior to the date hereof, shall remain fully exercisable for six months following the Date of Termination.

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

               3.2(d) "Other Benefits": To the extent not previously paid or provided, the Company shall timely pay or provide to the Executive and/or the Executive's family any other amounts or benefits required to be paid or provided for which the Executive and/or the Executive's family is eligible to receive pursuant to this Agreement and under any plan, program, policy or practice or contract or agreement of the Company as those provided generally to other peer executives and their families during the ninety (90) day period immediately preceding the Effective Date or, if more favorable to the Executive, as those provided generally after the Effective Date to other peer executives of the Company and their families; to the extent permissible under the terms of the applicable plan and applicable law.

          3.3 DEATH; DISABILITY. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period (either prior or subsequent to a Change in Control), this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for (i) payment of Accrued Obligations (as defined in Section 3.2(a)) (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination); (ii) the timely payment of any monthly installments remaining unpaid under Section 3.2(b) and (iii) the timely payment or provision of Other Benefits (as defined in Section 3.1(b)), including death benefits pursuant to the terms of any plan, policy, or arrangement of the Company.

          If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period (either prior or subsequent to a Change in Control), this Agreement shall terminate without further obligations to the Executive, other than for (i) payment of Accrued Obligations (as defined in Section 3.2(a)) (which shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination) and (ii) the timely payment or provision of Other Benefits (as defined in Section 3.1(d)) including disability benefits pursuant to the terms of any plan, policy or arrangement of the Company.

          3.4 TERMINATION FOR CAUSE; OTHER THAN GOOD REASON. If the Executive's employment shall be terminated for Cause during the Employment Period (either prior to or subsequent to a Change in Control), this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Executive's Accrued Compensation (as defined in this Section). If the Executive terminates employment with the Company during the Employment Period, (excluding a termination for Good Reason), this Agreement shall terminate without further obligations to the Executive, other than for the payment of Accrued Compensation (as defined in this Section) and the timely payment or provision of Other Benefits (as defined in Section 3.1(d)). In such case, all Accrued Compensation shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination.

          For the purpose of this Section, the term "Accrued Compensation" means the sum of (i) the Executive's Annual Base Salary through the Date of Termination to the extent not previously paid, (ii) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon), and (iii) any accrued vacation pay in each case to the extent not previously paid.

          3.5 "EXCESS PARACHUTE PAYMENT": Anything in this Agreement to the contrary notwithstanding, in the event that an independent accountant shall determine that any payment or distribution by the Company to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would be nondeductible by the Company for Federal income tax purposes because of Code Section 280G or would constitute an "excess parachute payment" (as defined in Code Section 280G), then the aggregate present value of amounts payable or distributable to or for the benefit of Executive pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. For purposes of this paragraph, the "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G or without causing any portion of the Payment to be subject to the excise tax imposed by Code Section 4999.

          If the independent accountant determines that any Payment would be nondeductible by the Company because of Code Section 280G or that any portion of the Payment will be subject to the excise tax imposed by Code
Section 4999, the Company shall promptly give Executive notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount. The Executive may then elect, in Executive's sole discretion, which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Agreement Payments equals the Reduced Amount), and shall advise the Company in writing of Executive's election within ten (10) days of Executive's receipt of such notice. If no such election is made by Executive within such ten-day period, the Company may elect which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Agreement Payments equals the Reduced Amount) and shall notify the Executive promptly of such election. For purposes of this paragraph, present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the independent accountant under this Section shall be binding upon the Company and the Executive and shall be made within sixty (60) days of a termination of employment of the Executive. As promptly as practicable following such determination and the elections hereunder, the Company shall pay to or distribute to or for the benefit of the Executive such amounts as are then due to the Executive under this Agreement and shall promptly pay to or distribute for the benefit of the Executive in the future such amounts as become due to the Executive under this Agreement.

          As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time of the initial determination by the independent accountant hereunder, it is possible that Agreement Payments will be made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which have not been made by the Company should have been made ("Underpayment"), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the independent accountant, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Executive

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

which the independent accountant believes has a high probability of success, determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Executive which the Executive shall repay to the Company together with interest at the applicable Federal rate provided for in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Executive to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Code Section 4999 or if the period of limitations for assessment of tax under Code Section 4999 against the Executive shall have expired. In the event that the independent accountant, based upon controlling precedent, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive together with interest at the applicable Federal rate provided for in Code Section 7872(f)(2)(A).

          3.6 NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's entitlement to accrued benefits under any plan, program, policy or practice provided by the Company and for which the Executive may qualify. Amounts which are vested benefits of which the Executive is otherwise entitled to receive under any plan, policy, practice or program of, or any contract or agreement with, the Company at or subsequent to the Date of Termination, shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

          3.7 FULL SETTLEMENT. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment.

          3.8 RESOLUTION OF DISPUTES. If after a Change in Control there shall be any dispute between the Company and the Executive (i) in the event of any termination of the Executive's employment by the Company, whether such termination was for Cause, or (ii) in the event of any termination of employment by the Executive, whether Good Reason existed, then, unless and until there is a final, nonappealable judgment by a court of competent jurisdiction declaring that such termination was for Cause or that the determination by the Executive of the existence of Good Reason was not made in good faith, the Company shall pay all amounts, and provide all benefits, to the Executive and/or the Executive's family or other beneficiaries, as the case may be, that the Company would be required to pay or provide pursuant to this Agreement as though such termination were by the Company without Cause or by the Executive with Good Reason; provided, however, that the Company shall not be required to pay any disputed amounts pursuant to this Section except upon receipt of an undertaking by or on behalf of the Executive to repay all such amounts to which the Executive is ultimately adjudged by such court not to be entitled.

          3.9 CONDITIONS TO PAYMENTS. To be eligible to receive (and continue to receive) and retain the payments and benefits described in
Section 3.2 (b), Executive must

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

execute and deliver to the Company an agreement, in form and substance satisfactory to the Company, effectively releasing and giving up all claims Executive may have against the Company or any of its subsidiaries or affiliates (and each of their respective employees, officers, plans or agents) arising out of any facts or conduct occurring prior to that date. The agreement will be prepared by the Company and provided to Executive at the time Executive's employment is terminated or as soon as administratively practicable thereafter. The agreement will require Executive to consult with Company representatives, and voluntarily appear as a witness for trial or deposition (and to prepare for any such testimony) in connection with, any claim which may be asserted by or against the Company, or any business matter concerning the Company or any of its transactions or operations.

SECTION 4: NON-COMPETITION. The provisions of this Section 4 and any related provisions survive termination of this Agreement and/or Executive's employment with the Company.

          4.1  NON-COMPETE AGREEMENT.

               4.1(a) It is agreed that during the period beginning on the date the Executive's employment with the Company terminates and ending one (1) year thereafter, the Executive shall not, without prior written approval of the Board and it is agreed that said waiver will not be unreasonable withheld, become an officer, employee, agent, partner, or director of any business enterprise in substantial direct competition (as defined in Section 4.1(b)) with the Company; provided that, if the Executive is terminated by the Company without Cause or if the Executive terminates Executive's employment for Good Reason, then Executive will not be subject to the restrictions of this Section.

               4.1(b) For purposes of Section 4.1, a business enterprise with which the Executive becomes associated as an officer, employee, agent, partner, or director shall be considered in substantial direct competition, if such entity competes with the Company in any business in which the Company or any of its direct or indirect subsidiaries is engaged and is within the Company's market area (as defined herein) as of the date the Executive's Company employment terminates. The Company's market area is defined for this purpose, as the greater metropolitan St. Louis area, including without limitation the City of St. Louis and the Counties of St. Louis, St. Charles, and Jefferson, in Missouri and the Counties of Madison and St. Clair in Illinois.

               4.1(c) The above constraint shall not prevent the Executive from making passive investments, not to exceed five percent (5%), in any enterprise.

          4.2 CONFIDENTIAL INFORMATION. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies or direct or indirect subsidiaries, and their respective

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

businesses, which shall have been obtained by the Executive during the Executive's employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company, or as may otherwise be required by law or legal process, use, or communicate or divulge, any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

SECTION 5:     SUCCESSORS.

          5.1 SUCCESSORS OF EXECUTIVE. This Agreement is personal to the Executive and, without the prior written consent of the Company, the rights (but not the obligations) shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          5.2 SUCCESSORS OF COMPANY. This Agreement is freely assignable by the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to terminate the Agreement at Executive's option on or after the Change in Control Date for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

SECTION 6:     MISCELLANEOUS.

          6.1 NOTICE. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses as set forth below; provided that all notices to the Company shall be directed to the attention of the Chairman of the Board, or to such other address as one party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

               Notice to Executive:
               -------------------

               Paul F. Glarner
               123 S. Gore
               St. Louis, MO 63119

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

               Notice to Company:
               -----------------

               Allegiant Bancorp, Inc.
               2122 Kratky Road
               St. Louis, MO 63114
               Attn: Chairman of the Board

          6.2 VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          6.3 WITHHOLDING. The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation. If any lawsuit is filed to declare this Agreement invalid in whole or in part, or to enforce any party's rights or obligations under this Agreement, then the party to this Agreement who prevails in such litigation with respect to any such issue (other than by reason of a settlement) shall be entitled to recover from the other party to this Agreement all court costs, litigation expenses and reasonable attorney's fees incurred by that prevailing party in defending against and/or prosecuting that issue (as the case may be).

          6.4 WAIVER. The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 2.24, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

          6.5 ENTIRE AGREEMENT; NO AMENDMENT. This Agreement contains the entire agreement between the parties respecting the subject matter hereof and supersedes all prior oral or written communications and agreements between the parties relating to employment or payments in the event employment terminates. Neither this Agreement, nor any of its terms, may be changed, added to, amended, waived or varied except in a writing signed by Executive and the Company.

          6.6  TERMINATION. This Agreement terminates on January 1, 200
                                                                       --
or the date Executive's employment with the Company terminates, whichever first occurs. Termination does not affect accrued rights or obligations (including but not limited to payment obligations under Section 3), or (if applicable) the provisions of Section 4 or any related provisions.

          IN WITNESS WHEREOF, the Executive and, the Company, pursuant to the authorization from its Board, have caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


Date:  5/1/00
      --------                               ---------------------------------
                                             Paul F. Glarner

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

                                             ALLEGIANT BANCORP, INC.


                                             By
                                               -------------------------------
                                             Name:    Shaun R. Hayes
                                                  ----------------------------
Date:  5/1/00                                Title:   President and CEO
      --------                                     ---------------------------

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

                           ALLEGIANT BANCORP, INC.
                        EXECUTIVE RETENTION AGREEMENT


         This Executive Retention Agreement (this "Agreement") has been entered into as of the 1ST day of MAY, 2000, by and between Allegiant
                       ---        ---    --
Bancorp, Inc., a Missouri corporation (the "Company"), and JEFFREY S. SCHATZ,
                                                           -----------------
an individual ("Executive").

                                  RECITALS

         The Board of Directors of the Company (the "Board"), has determined that it is in the best interests of the Company and its stockholders to reinforce and encourage the continued attention and dedication of the Executive to the Company as a member of the Company's management and to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change in Control (as defined below) with respect to the Company. The Board desires to provide for the continued employment of the Executive, and the Executive is willing to commit to serve the Company. Additionally, the Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change in Control, to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change in Control, and to provide the Executive with compensation and benefits arrangements upon a termination of employment after a Change in Control which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

                          IT IS AGREED AS FOLLOWS:

SECTION 1:     DEFINITIONS AND CONSTRUCTION.

            1.1 DEFINITIONS. For purposes of this Agreement, the following words and phrases, whether or not capitalized, shall have the meanings specified below, unless the context plainly requires a different meaning.

                1.1(a) "ANNUAL BASE SALARY" shall mean the rate of base salary (excluding benefits, bonuses, incentive compensation or other forms of compensation or benefits) at which Executive is being paid as of a particular date.

                1.1(b)  "BOARD" means the Board of Directors of the Company.

                1.1(c)  "CHANGE IN CONTROL" means:

                             (i) The acquisition by any individual, entity
                        or group, or (within the meaning of Section 13(d)(3) or 14(d)(2), the Exchange Act), a Person of ownership of 30% or more of either (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); or

                             (ii) Individuals who, as of the date hereof,
                        constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of the definition of "Incumbent Board," any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule l4a-11 of Regulation l4A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                             (iii) Approval by the stockholders of the
                        Company (and subsequent consummation) of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (a) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting


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

                        from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (c) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                             (iv) Approval by the stockholders of the
                        Company (and consummation) of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

                1.1(d) "CHANGE IN CONTROL DATE" shall mean the date of the Change in Control; provided, however, that the Change in Control Date shall mean the date immediately prior to the date the Executive's employment with the Company was terminated by the Company if (i) Executive's employment with the Company was terminated by the Company prior to

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

                        the occurrence of a Change in Control, and (ii) Executive's employment (either in fact or as reasonably demonstrated by Executive) was terminated either at the request of a third party who has taken steps reasonably calculated to effect a Change in Control, or otherwise occurred in connection with or anticipation of a Change in Control.

                1.1(e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                1.1(f) "COMPANY" means Allegiant Bancorp, Inc., a Missouri corporation.

                1.1(g)  "EFFECTIVE DATE" shall mean May 1, 2000.

                1.1(h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                1.1(i) "PERSON" means any "person" within the meaning of Sections 13(d) and 14(d) of the Exchange Act.

                1.1(j) "TERM" means the period that begins on the Effective Date and ends on the earlier of: (i) May 1, 2001, or
                        (ii) the date Executive's employment terminates.

            1.2 GENDER AND NUMBER. When appropriate, pronouns in this Agreement used in the masculine gender include the feminine gender, words in the singular include the plural, and words in the plural include the singular.

            1.3 HEADINGS. All headings in this Agreement are included solely for ease of reference and do not bear on the interpretation of the text. Accordingly, as used in this Agreement, the terms "Article" and "Section" mean the text that accompanies the specified Article or Section of the Agreement.

            1.4 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, without reference to its conflict of law principles.


SECTION 2:     EMPLOYMENT; EMPLOYMENT TERMINATION.

            2.1 EMPLOYMENT BEFORE A CHANGE IN CONTROL. Executive is employed by the Company on an at will basis for no definite term. Either the Company or Executive may terminate Executive's employment at any time with or without cause by giving notice to the other party. Upon termination of Executive's employment with the Company prior to a Change in Control, whether employment is terminated by the Company, by Executive, or otherwise, this Agreement shall terminate and neither party shall have any rights or obligations hereunder except to the extent provided for under Section 3 or otherwise under this Agreement; provided, however, that Executive shall have all rights under this Agreement as if a Change in Control occurred on the date


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

immediately before the date Executive's employment with the Company was terminated by the Company if (i) Executive's employment with the Company was terminated by the Company prior to the occurrence of a Change in Control, and (ii) Executive's employment (either in fact or as reasonably demonstrated by Executive) was terminated either at the request of a third party who has taken steps reasonably calculated to effect a Change in Control, or otherwise occurred in connection with or anticipation of a Change in Control.

            2.2 TERMINATION OF EMPLOYMENT AFTER A CHANGE IN CONTROL. After a Change in Control, the following provisions shall apply.

                2.21 DEATH. The Executive's employment shall terminate automatically upon the Executive's death.

                2.22 DISABILITY. If the Company determines in good faith that the Disability of the Executive has occurred (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 6.1 of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the thirtieth (30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean that the Executive has been unable to perform the services required of the Executive hereunder on a full-time basis (with reasonable accommodation) for a period of one hundred eighty (180) consecutive business days by reason of a physical and/or mental condition. "Disability" shall be deemed to exist when certified by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably). The Executive will submit to such medical or psychiatric examinations and tests as such physician deems necessary to make any such Disability determination.

                2.23 TERMINATION FOR CAUSE. The Company may terminate the Executive's employment after a Change in Control for "Cause," which shall mean termination based upon: (i) the Executive's willful and continued failure to substantially perform Executive's duties with the Company (other than as a result of incapacity due to physical or mental condition), after a demand for substantial performance is delivered to Executive by the Company, which specifically identifies the manner in which the Executive has not substantially performed Executive's duties, (ii) the Executive's commission of an act in connection with Executive's employment constituting a criminal offense involving moral turpitude, dishonesty, or breach of trust, (iii) Executive has engaged in any conduct which would preclude Executive from employment with the Company or any of its subsidiary banks or corporations, or the Executive is disqualified or precluded from being employed by or providing any services to the Company or any of its subsidiary banks or corporations by reason of any federal or state banking law or regulation or any order or written request of any regulatory agency which has jurisdiction over Company or any of its subsidiaries, or (iv) the Executive's material breach of any provision of this Agreement. For purposes of this Section, no act, or failure to act on the Executive's part shall be considered "willful" unless done, or omitted to be done, without good faith and without reasonable belief that the act or omission was in

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

the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until (i) Executive receives a Notice of Termination (as defined in Section 2.26) from the Company, (ii) Executive is given the opportunity, with counsel, to be heard before the Board, and (iii) the Board finds, in its good faith opinion, the Executive was guilty of the conduct set forth in the Notice of Termination.

                2.24 GOOD REASON. After a Change In Control, the Executive may terminate Executive's employment with the Company for "Good Reason," which shall mean termination based upon:

                          (i) Any action by the Company which results in a
                    material diminution in the duties or responsibilities held by Executive as of the Change in Control Date, excluding for this purpose any action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive and any actions which are a necessary incident of a merger or consolidation (e.g., the elimination or consolidation of a position) provided the Executive is assigned duties and responsibilities of an executive nature in lieu thereof;

                          (ii) The Company's reduction in the Annual Base
                    Salary at which the Executive was paid as of the Change in Control Date;

                          (iii) (a) the failure by the Company to continue
                    in effect any benefit or compensation plan, stock ownership plan, life insurance plan, health and accident plan or disability plan to which the Executive was entitled as of the Change in Control Date, (b) the taking of any action by the Company which would adversely affect the Executive's participation in, or materially reduce the Executive's benefits under, any such plan or benefit, or deprive the Executive of any material fringe benefit enjoyed by the Executive as of the Change in Control Date, or (c) the failure by the Company to provide the Executive with the number of paid vacation days which the Executive was entitled to receive on an annual basis as of the Change in Control Date.

                          (iv) the Company's requiring the Executive to be
                    regularly based at any office or location outside the greater metropolitan St. Louis area;

                          (v) a material breach by the Company of any
                    provision of this Agreement;

                          (vi) any purported termination by the Company of
                    the Executive's employment otherwise than as expressly permitted by this Agreement;

                          (vii) within a period ending at the close of
                    business on the date three (3) years after the Change in Control Date, if the Company has failed to comply with and satisfy Section 5.2 on or after the Change in Control Date; or

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

                          (viii) within a period ending at the close of
                    business on the date eighteen (18) months after the Change in Control Date, the Executive, in the Executive's sole and absolute discretion, determines that Executive no longer wishes to be employed by the Company and notifies the Company in writing that the Executive is terminating Executive's employment with the Company as of a date not less than twenty (20) days, and not more than sixty (60) days (unless the Company otherwise agrees to a later termination date), after the date the notice is given.

For purposes of this Section any good faith determination of "Good Reason" made by the Executive shall be conclusive.

                2.25 TERMINATION WITHOUT CAUSE AFTER A CHANGE IN CONTROL. After a Change in Control, the Company shall continue to have the right to terminate Executive's employment without Cause (in which case the provisions of Section 3.2 apply) and for any or no reason, and nothing in this Agreement shall be construed as limiting the Company's right to terminate Executive's employment at any time without cause and for any or no reason.

                2.26 NOTICE OF TERMINATION. Any termination by the Company for Cause or Disability, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party, given in accordance with Section 6.1. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice, except as otherwise provided for in Section 2.24(viii)). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                2.27 DATE OF TERMINATION. "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the Date of Termination shall be the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be, or
(iii) if the Executive's employment is terminated by the Company other than for Cause, death, or Disability, the Date of Termination shall be the date of receipt of the Notice of Termination; provided that if within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected); (iv) if the Executive's employment is terminated by

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

the Executive prior to a Change in Control, the Date of Termination shall be the date of receipt of the Notice of Termination.

SECTION 3:     CERTAIN BENEFITS UPON TERMINATION.

            3.1 TERMINATION OF EMPLOYMENT PRIOR TO A CHANGE IN CONTROL.

            If, prior to a Change in Control: (i) the Company shall terminate the Executive's employment, or (ii) the Executive shall terminate employment with the Company, then:

                3.1(a) "Accrued Obligations": The Company shall pay to the Executive the sum of (1) the Executive's Annual Base Salary through the Date of Termination to the extent not previously paid, (2) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and (3) any accrued vacation pay; in each case to the extent not previously paid.

                3.1(b) "Other Benefits": To the extent not previously paid or provided, the Company shall timely pay or provide to the Executive and/or the Executive's family any other amounts or benefits required to be paid or provided for which the Executive and/or the Executive's family is eligible to receive pursuant to this Agreement and under any plan, program, policy or practice or contract or agreement of the Company as those provided generally to other peer executives and their families during the ninety (90) day period immediately preceding the Effective Date or, if more favorable to the Executive, as those provided generally after the Effective Date to other peer executives of the Company and their families.

                3.1(c) "Severance Amount": Company may, at its option, waive the provisions of Section 4.1 hereof and it is agreed that said waiver will not be unreasonably withheld, in which event, Executive shall not be entitled to any amount in addition to that described in 3.1(a) and 3.1(b). If Employer elects not to waive the provisions of Section 4.1, within thirty
                        (30) days after the Date of Termination and subject to satisfaction of the provisions of Section 3.9 and subject to the provisions of Section 3.5, Company shall begin paying to Executive twelve (12) monthly installments which together equal the Employee's Annual Base Salary. Payments shall be made in accordance with the payroll practice of Company but no less frequently than once a month; as such amount may be reduced pursuant to the provisions of Section
                        3.5. Executive's right to receive and retain the Severance Amount under this Section 3.1(c) is conditioned on Executive's compliance with Section 4.1.


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            3.2 BENEFITS UPON TERMINATION OF EMPLOYMENT AFTER A CHANGE IN
CONTROL WITHOUT CAUSE OR FOR GOOD REASON. If a Change in Control occurs while Executive is employed by the Company, and within three (3) years after a Change in Control: (i) the Company shall terminate the Executive's employment without Cause, or (ii) the Executive shall terminate employment with the Company for Good Reason, then upon satisfaction of the conditions set forth in Section 3.9 below (with respect to the payments specified in Section 3.2 (b)) the Executive shall be entitled to the benefits provided below:

                3.2(a) "Accrued Obligations": Within thirty (30) days after the Date of Termination, the Company shall pay to the Executive the sum of (1) the Executive's Annual Base Salary through the Date of Termination to the extent not previously paid, (2) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and (3) any accrued vacation pay; in each case to the extent not previously paid.

                3.2(b) "Severance Amount": Within thirty (30) days after the Date of Termination and satisfaction of the provisions of Section 3.9, and subject to the provisions of Section 3.5, Company shall pay to Employee a lump sum cash amount or monthly installments, as Employee chooses, equal to the product of 2.0 times the Employee's Average Annual Compensation. For purposes of this subparagraph, Average Annual Compensation shall mean either: (i) the average total annual compensation (salary and incentive) payable during the preceding two years; or (ii) in the event that the Employee shall have been employed by the Company less than two years, the annualized average total compensation (salary and incentive) payable during the period in which Employee has been employed by the Company. If Employee chooses to receive this payment in a lump sum, this amount shall be paid within 30 days after the effective date of involuntary termination or Diminution of Status. If Employee chooses to receive this payment in a series of equal monthly installments over a one and one-half year period, payments shall be made in accordance with the payroll practice of Company but no less frequently than once a month; as such amount may be reduced pursuant to the provisions of Section 3.5.

                3.2(c) "Stock Options": To the extent not otherwise provided for under the terms of the Company's stock option plan or the Executive's stock option agreements (if any), all such stock options shall become fully exercisable as of the Date of Termination and, except for "incentive stock options" within the meaning of Code Section 422 granted prior to the date hereof, shall remain fully exercisable for six months following the Date of Termination.



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                3.2(d)  "Other Benefits": To the extent not previously paid or provided, the Company shall timely pay or provide to the Executive and/or the Executive's family any other amounts or benefits required to be paid or provided for which the Executive and/or the Executive's family is eligible to receive pursuant to this Agreement and under any plan, program, policy or practice or contract or agreement of the Company as those provided generally to other peer executives and their families during the ninety (90) day period immediately preceding the Effective Date or, if more favorable to the Executive, as those provided generally after the Effective Date to other peer executives of the Company and their families; to the extent permissible under the terms of the applicable plan and applicable law.

            3.3 DEATH; DISABILITY. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period (either prior or subsequent to a Change in Control), this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for (i) payment of Accrued Obligations (as defined in Section 3.2(a)) (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination); (ii) the timely payment of any monthly installments remaining unpaid under Section 3.2(b) and (iii) the timely payment or provision of Other Benefits (as defined in Section 3.1(b)), including death benefits pursuant to the terms of any plan, policy, or arrangement of the Company.

            If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period (either prior or subsequent to a Change in Control), this Agreement shall terminate without further obligations to the Executive, other than for (i) payment of Accrued Obligations (as defined in Section 3.2(a)) (which shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination) and (ii) the timely payment or provision of Other Benefits (as defined in Section 3.1(d)) including disability benefits pursuant to the terms of any plan, policy or arrangement of the Company.

            3.4 TERMINATION FOR CAUSE; OTHER THAN GOOD REASON. If the Executive's employment shall be terminated for Cause during the Employment Period (either prior to or subsequent to a Change in Control), this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Executive's Accrued Compensation (as defined in this Section). If the Executive terminates employment with the Company during the Employment Period, (excluding a termination for Good Reason), this Agreement shall terminate without further obligations to the Executive, other than for the payment of Accrued Compensation (as defined in this Section) and the timely payment or provision of Other Benefits (as defined in Section 3.1(d)). In such case, all Accrued Compensation shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination.

            For the purpose of this Section, the term "Accrued Compensation" means the sum of (i) the Executive's Annual Base Salary through the Date of Termination to the extent not previously paid, (ii) any compensation previously deferred by the Executive (together with any accrued interest




                                   - 10 -

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or earnings thereon), and (iii) any accrued vacation pay in each case to the extent not previously paid.

            3.5 "EXCESS PARACHUTE PAYMENT": Anything in this Agreement to the contrary notwithstanding, in the event that an independent accountant shall determine that any payment or distribution by the Company to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would be nondeductible by the Company for Federal income tax purposes because of Code Section 280G or would constitute an "excess parachute payment" (as defined in Code Section 280G), then the aggregate present value of amounts payable or distributable to or for the benefit of Executive pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. For purposes of this paragraph, the "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G or without causing any portion of the Payment to be subject to the excise tax imposed by Code Section 4999.

            If the independent accountant determines that any Payment would be nondeductible by the Company because of Code Section 280G or that any portion of the Payment will be subject to the excise tax imposed by Code
Section 4999, the Company shall promptly give Executive notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount. The Executive may then elect, in Executive's sole discretion, which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Agreement Payments equals the Reduced Amount), and shall advise the Company in writing of Executive's election within ten (10) days of Executive's receipt of such notice. If no such election is made by Executive within such ten-day period, the Company may elect which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Agreement Payments equals the Reduced Amount) and shall notify the Executive promptly of such election. For purposes of this paragraph, present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the independent accountant under this Section shall be binding upon the Company and the Executive and shall be made within sixty (60) days of a termination of employment of the Executive. As promptly as practicable following such determination and the elections hereunder, the Company shall pay to or distribute to or for the benefit of the Executive such amounts as are then due to the Executive under this Agreement and shall promptly pay to or distribute for the benefit of the Executive in the future such amounts as become due to the Executive under this Agreement.

            As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time of the initial determination by the independent accountant hereunder, it is possible that Agreement Payments will be made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which have not been made by the Company should have been made ("Underpayment"), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the independent accountant, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Executive



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which the independent accountant believes has a high probability of success, determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Executive which the Executive shall repay to the Company together with interest at the applicable Federal rate provided for in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Executive to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Code Section 4999 or if the period of limitations for assessment of tax under Code Section 4999 against the Executive shall have expired. In the event that the independent accountant, based upon controlling precedent, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive together with interest at the applicable Federal rate provided for in Code Section 7872(f)(2)(A).

            3.6 NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's entitlement to accrued benefits under any plan, program, policy or practice provided by the Company and for which the Executive may qualify. Amounts which are vested benefits of which the Executive is otherwise entitled to receive under any plan, policy, practice or program of, or any contract or agreement with, the Company at or subsequent to the Date of Termination, shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

            3.7 FULL SETTLEMENT. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment.

            3.8 RESOLUTION OF DISPUTES. If after a Change in Control there shall be any dispute between the Company and the Executive (i) in the event of any termination of the Executive's employment by the Company, whether such termination was for Cause, or (ii) in the event of any termination of employment by the Executive, whether Good Reason existed, then, unless and until there is a final, nonappealable judgment by a court of competent jurisdiction declaring that such termination was for Cause or that the determination by the Executive of the existence of Good Reason was not made in good faith, the Company shall pay all amounts, and provide all benefits, to the Executive and/or the Executive's family or other beneficiaries, as the case may be, that the Company would be required to pay or provide pursuant to this Agreement as though such termination were by the Company without Cause or by the Executive with Good Reason; provided, however, that the Company shall not be required to pay any disputed amounts pursuant to this Section except upon receipt of an undertaking by or on behalf of the Executive to repay all such amounts to which the Executive is ultimately adjudged by such court not to be entitled.

            3.9 CONDITIONS TO PAYMENTS. To be eligible to receive (and continue to receive) and retain the payments and benefits described in
Section 3.2 (b), Executive must


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

execute and deliver to the Company an agreement, in form and substance satisfactory to the Company, effectively releasing and giving up all claims Executive may have against the Company or any of its subsidiaries or affiliates (and each of their respective employees, officers, plans or agents) arising out of any facts or conduct occurring prior to that date. The agreement will be prepared by the Company and provided to Executive at the time Executive's employment is terminated or as soon as administratively practicable thereafter. The agreement will require Executive to consult with Company representatives, and voluntarily appear as a witness for trial or deposition (and to prepare for any such testimony) in connection with, any claim which may be asserted by or against the Company, or any business matter concerning the Company or any of its transactions or operations.

SECTION 4: NON-COMPETITION. The provisions of this Section 4 and any related provisions survive termination of this Agreement and/or Executive's employment with the Company.

            4.1 NON-COMPETE AGREEMENT.

                4.1(a) It is agreed that during the period beginning on the date the Executive's employment with the Company terminates and ending one (1) year thereafter, the Executive shall not, without prior written approval of the Board and it is agreed that said waiver will not be unreasonable withheld, become an officer, employee, agent, partner, or director of any business enterprise in substantial direct competition (as defined in Section 4.1(b)) with the Company; provided that, if the Executive is terminated by the Company without Cause or if the Executive terminates Executive's employment for Good Reason, then Executive will not be subject to the restrictions of this Section.

                4.1(b) For purposes of Section 4.1, a business enterprise with which the Executive becomes associated as an officer, employee, agent, partner, or director shall be considered in substantial direct competition, if such entity competes with the Company in any business in which the Company or any of its direct or indirect subsidiaries is engaged and is within the Company's market area (as defined herein) as of the date the Executive's Company employment terminates. The Company's market area is defined for this purpose, as the greater metropolitan St. Louis area, including without limitation the City of St. Louis and the Counties of St. Louis, St. Charles, and Jefferson, in Missouri and the Counties of Madison and St. Clair in Illinois.

                4.1(c) The above constraint shall not prevent the Executive from making passive investments, not to exceed five percent (5%), in any enterprise.

            4.2 CONFIDENTIAL INFORMATION. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies or direct or indirect subsidiaries, and their respective


                                   - 13 -

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

businesses, which shall have been obtained by the Executive during the Executive's employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company, or as may otherwise be required by law or legal process, use, or communicate or divulge, any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

SECTION 5:     SUCCESSORS.

            5.1 SUCCESSORS OF EXECUTIVE. This Agreement is personal to the Executive and, without the prior written consent of the Company, the rights (but not the obligations) shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

            5.2 SUCCESSORS OF COMPANY. This Agreement is freely assignable by the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to terminate the Agreement at Executive's option on or after the Change in Control Date for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

SECTION 6:     MISCELLANEOUS.

            6.1 NOTICE. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses as set forth below; provided that all notices to the Company shall be directed to the attention of the Chairman of the Board, or to such other address as one party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                    Notice to Executive:
                    -------------------

                    Jeffrey S. Schatz
                    16714 Benton Taylor Dr.
                    Chesterfield, MO 63005


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

                    Notice to Company:
                    -----------------

                    Allegiant Bancorp, Inc.
                    2122 Kratky Road
                    St. Louis, MO 63114
                    Attn: Chairman of the Board

            6.2 VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            6.3 WITHHOLDING. The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation. If any lawsuit is filed to declare this Agreement invalid in whole or in part, or to enforce any party's rights or obligations under this Agreement, then the party to this Agreement who prevails in such litigation with respect to any such issue (other than by reason of a settlement) shall be entitled to recover from the other party to this Agreement all court costs, litigation expenses and reasonable attorney's fees incurred by that prevailing party in defending against and/or prosecuting that issue (as the case may be).

            6.4 WAIVER. The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 2.24, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

            6.5 ENTIRE AGREEMENT; NO AMENDMENT. This Agreement contains the entire agreement between the parties respecting the subject matter hereof and supersedes all prior oral or written communications and agreements between the parties relating to employment or payments in the event employment terminates. Neither this Agreement, nor any of its terms, may be changed, added to, amended, waived or varied except in a writing signed by Executive and the Company.

            6.6 TERMINATION. This Agreement terminates on January 1, 200__ or the date Executive's employment with the Company terminates, whichever first occurs. Termination does not affect accrued rights or obligations (including but not limited to payment obligations under Section 3), or (if applicable) the provisions of Section 4 or any related provisions.

            IN WITNESS WHEREOF, the Executive and, the Company, pursuant to the authorization from its Board, have caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


Date:  5/1/00
      --------                          ---------------------------------
                                        Jeffrey S. Schatz


                                   - 15 -

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

                                         ALLEGIANT BANCORP, INC.


                                         By
                                           -------------------------------------
                                         Name:  Shaun R. Hayes
                                              ----------------------------------
Date:  5/1/00                            Title: President and CEO
      --------                                 ---------------------------------



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